Rule 497(k)
                                                            File No. 333-125751




FIRST TRUST                                   FIRST TRUST
                                              EXCHANGE-TRADED FUND
________________________________________________________________________


SUMMARY PROSPECTUS

First Trust ISE Water Index Fund

Ticker Symbol: FIW
Exchange:      NYSE Arca, Inc.




Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FIW. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus, dated May 1, 2015, as supplemented on March 18, 2016, and statement of additional information, dated May 1, 2015, as supplemented on June 30, 2015 and March 18, 2016, are all incorporated by reference into this Summary Prospectus.






INVESTMENT OBJECTIVE

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index").




------------------
  March 18, 2016
------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                 None

    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

             Management Fees                                               0.40%
             Distribution and Service (12b-1) Fees (1)                     0.00%
             Other Expenses                                                0.19%
                                                                        --------
             Total Annual Fund Operating Expenses                          0.59%
             Fee Waiver and Expense Reimbursement (2)                      0.00%
                                                                        --------
             Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                       0.59%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 0.84% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. The example assumes that the Fund's investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years              10 Years
       $60                 $243                 $441                 $1,014

--------------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the "Expense Cap") at least through April 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after April 30, 2016 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is developed and owned by the International Securities Exchange, LLC ("ISE"), and is calculated and maintained by S&P Dow Jones Indices LLC. The Index is a modified market-capitalization weighted portfolio of 36 stocks of companies as of March 31, 2015 that derive a substantial portion of their revenues from the potable and wastewater industries, which are generally industrial and utilities companies. The components of the Index are adjusted so that the weights conform to the following schedule:

    o  Assign weights of 4.0% to stocks 1-10;

    o  Assign weights of 3.5% to stocks 11-15;

    o  Assign weights of 3.0% to stocks 16-20;

    o  Assign weights of 2.0% to stocks 21-30; and

    o  Equally distribute weights among remaining stocks.

The inception date of the Index was November 20, 2006. The Fund holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. The Fund may also invest in securities of companies located in, or with significant operations in, emerging market countries. The Index includes the securities of small and mid cap companies.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

UTILITIES COMPANIES RISK. General problems of utilities companies include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

WATER COMPANIES RISK. Adverse developments in the potable water and wastewater business may significantly affect the value of the shares of the Fund. Companies involved in the potable water and wastewater business are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past seven years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ISE WATER INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -29.40%
                       2009                  20.29%
                       2010                  19.49%
                       2011                  -5.62%
                       2012                  26.83%
                       2013                  30.91%
                       2014                   0.36%

During the seven-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 18.52% and -20.91%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                             1 Year        5 Years   Since Inception
                                                                                                        (5/8/2007)
Return Before Taxes                                                           0.36%         13.45%         7.90%
Return After Taxes on Distributions                                           0.04%         13.09%         7.58%
Return After Taxes on Distributions and Sale of Shares                        0.20%         10.61%         6.17%
ISE Water Index(TM) (reflects no deduction for fees, expenses or taxes)       0.97%         14.25%         8.64%
Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)    12.56%         15.63%         6.60%

MANAGEMENT

     INVESTMENT ADVISOR
     First Trust Advisors L.P. ("First Trust" or the "Advisor")

     PORTFOLIO MANAGERS
     The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

         o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

         o Jon C. Erickson, Senior Vice President of First Trust;

         o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

         o Roger F. Testin, Senior Vice President of First Trust;

         o Stan Ueland, Senior Vice President of First Trust; and

         o Chris A. Peterson, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                    FIWSP0031816